MAINSTAY VP FUNDS TRUST

MainStay VP MacKay High Yield Corporate Bond Portfolio

(the “Portfolio”)

Supplement dated October 1, 2020 (“Supplement”)

to the Prospectus, dated May 1, 2020;

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At a meeting held on September 29-30, 2020, the Board of Trustees of MainStay VP Funds Trust considered and approved certain changes to the policy and procedures with respect to the Portfolio’s disclosure of portfolio holdings.

Accordingly, effective on October 31, 2020, the Portfolio’s portfolio holdings will be made public 30 days after quarter end.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.